1933 Act File No. 33-47641
                                                      1940 Act File No. 811-6650

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Post-Effective Amendment No. 15             [X]

                                       And

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [X]
                                     OF 1940

                              AMENDMENT No. 14                     [X]

                         LORD ABBETT RESEARCH FUND, INC.
                Exact Name of Registrant as Specified in Charter

                     767 Fifth Avenue, New York, N.Y. 10153
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                   Thomas F. Konop, Vice President & Secretary
                     767 Fifth Avenue, New York, N.Y. 10153
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

|_|   immediately on filing pursuant to paragraph (b) of Rule 485

|_|   on (date) pursuant to paragraph (b) of Rule 485

|_|   60 days after filing pursuant to paragraph (a) (1) of Rule 485

|_|   on (date) pursuant to paragraph (a) (1) of Rule 485

|_|   75 days after filing pursuant to paragraph (a) (2) of Rule 485

|X|   on April 1, 1998 pursuant to paragraph (a) (3) of Rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                         LORD ABBETT RESEARCH FUND, INC.
                                    FORM N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No. 15
                             Pursuant to Rule 481(a)

This Post-Effective Amendment No. 15 (the "Amendment") to the Registrant's Registration Statement relates only to Lord Abbett Research Fund - Large-Cap Series and Small-Cap Series.

The other series and classes of shares of the Registrant are listed below and are offered by the Prospectus and Statement of Additional Information in Parts A and B, respectively, of the Post-Effective Amendments to the Registrant's Registration Statement as identified. The following are separate series and/or classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectus and Statement of Additional Information contained in the prior Post-Effective Amendments listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendments.

                                         Post-Effective
                                         Amendment No.
                                         -------------
Small-Cap Series -      Class Y                 13
Mid-Cap Series -        Class A                 14

Form N-1A         Location In Prospectus or
Item No.          Statement of Additional Information
--------          -----------------------------------
1                 Cover Page
2                 Fee Table
3(a)              Financial Highlights; Performance
3(b)              N/A
4(a)(i)           Cover Page
4(a)(ii)          Investment Objective; How We Invest
4(b)(c)           How We Invest
5(a)(b)(c)        Our Management; Back Cover Page
5(d)              N/A
5(e)              Back Cover Page
5(f)              Our Management
5(g)              N/A
5 A               Performance
6(a)              Cover Page
6(b)(c)(d)        N/A
6(e)              Cover Page
6(f)(g)           Dividends, Capital Gains
                  Distributions and Taxes
7(a)              Back Cover Page
7(b)(c)(d)
 (e)(f)           Purchases
8(a)(b)(c)
 (d)              Redemptions
9                 N/A
10                Cover Page
11                Cover Page - Table of Contents
12                N/A
13(a)(b)(c)(d)    Investment Objective and Policies

Form N-1A         Location In Prospectus or
Item No.          Statement of Additional Information
--------          -----------------------------------

14                Trustees and Officers
15(a)(b)          N/A
15(c)             Trustees and Officers
16(a)(i)          Investment Advisory and Other
                  Services
16(a)(ii)         Trustees and Officers
16(a)(iii)        Investment Advisory and
                  Other Services
16(b)             Investment Advisory and Other Services
16(c)(d)(e)
  (g)             N/A
16(f)             Purchases, Redemptions and Shareholder Services
16(h)             Investment Advisory and Other Services
16(i)             N/A
17(a)             Portfolio Transactions
17(b)             N/A
17(c)             Portfolio Transactions
17(d)             Portfolio Transactions
17(e)             N/A
18(a)             Cover Page
18(b)             N/A
19(a)(b)          Purchases, Redemptions and Shareholder Services; Notes to
                  Financial Statements
19(c)             N/A
20                Taxes
21(a)             Purchases, Redemptions and Shareholder Services
21(b)(c)          N/A
22(a)             N/A
22(b)             Past Performance
23                Financial Statements; Supplementary Financial Information

      PROSPECTUS
      April 1, 1998

                                       Application Inside

      Lord Abbett
      Research Fund
      -------------

This Prospectus sets forth concisely the information about Lord Abbett Research Fund, Inc. (the "Fund") that you should know before investing. Please read this Prospectus before investing and retain it for future reference.

      The Fund consists of three series. Only shares of two of those series -- Large-Cap Series and Small-Cap Series ("we" or the "Series") are offered by this Prospectus. Each Series offers three classes designated Class A, B and C shares which provide investors with different purchase options. See "Purchases" for a description of these choices.

      The Large-Cap Series' investment objective is growth of capital and growth of income consistent with reasonable risk. The Small-Cap Series' investment objective is to seek long-term capital appreciation. There can be no assurance that each Series will achieve its objective.

      The Statement of Additional Information dated April 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain it, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- the Statement of Additional Information".

Shaded terms are defined in the Glossary of Terms.

      Mutual Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves risks, including the possible loss of principal.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

LORD ABBETT
RESEARCH FUND

The Small Cap Series will be closed to new investors on April 9, 1998. Purchases may continue by shareholders with existing accounts and participants in Retirement Plans which currently offer the Series as an option. Call 800-874-3733 for more information.

PROSPECTUS

      April 1, 1998

TABLE OF CONTENTS                                                           PAGE

Large-Cap Series
      How We Invest                                                          2
      Investor Expenses                                                      2
      Risk Factors                                                           2
      Portfolio Management                                                   2
      Financial Highlights                                                   3
Small-Cap Series
      How We Invest                                                          4
      Investor Expenses                                                      4
      Risk Factors                                                           4
      Portfolio Management                                                   4
      Financial Highlights                                                   5
Purchases                                                                    6
Opening Your Account                                                         8
Shareholder Services                                                         8
Redemptions                                                                  9
Dividends and Capital Gains                                                  9
Our Management                                                              10
Fund Performance                                                            10
Investment Policies, Risks and Limits                                       11
Sales Compensation                                                          16
Glossary of Terms                                                           16

Lord, Abbett & Co.

Investment Management

A Tradition of Performance Through Disciplined Investing

The General Motors Building
767 Fifth Avenue o New York o New York o10153
(800) 426-1130

LARGE-CAP SERIES
--------------------------------------------------------------------------------

HOW WE INVEST

      Normally we invest in the common stocks (including securities convertible into common stocks such as investment-grade convertible bonds or convertible-preferred stocks) of companies whose outstanding equity securities have an aggregate market value of at least $1.5 billion. Under normal circumstances, at least 65% of the Large-Cap Series' total assets will consist of investments made in large-cap companies, determined at the time of purchase.

      See "Investment Policies, Risks and Limits".

--------------------------------------------------------------------------------
RISK FACTORS

The value of your investment will fluctuate in response to stock market movements. The Fund employs other investment practices such as investments in foreign securities and other securities, that could adversely affect performance. Before you invest, please read "Investment Policies, Risks and Limits".

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

      Robert G. Morris, Partner of Lord, Abbett & Co. ("Lord Abbett") and Executive Vice President of the Fund and portfolio manager of the Large-Cap Series is primarily responsible for the day-to-day management of the Fund. Mr. Morris has been with Lord Abbett since 1991 and has over 26 years of investment experience. Mr. Morris delegates management duties to a committee of research professionals.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses shown below are based on historical expenses adjusted to reflect current fees. Future expenses may be different than those shown.

================================================================================
LARGE-CAP SERIES                                   Class A    Class B    Class C
================================================================================

================================================================================
Shareholder Transaction Expenses
================================================================================
Maximum Sales Charge on Purchases

(as a % of offering price)                         5.75%      None       None

Deferred Sales Charge (See "Purchases")            None       5.00%      1.00%

================================================================================
Annual Fund Operating Expenses (as a % of average net assets)
================================================================================
Management Fees                                    0.75%      0.75%       0.75%

   (See "Our Management")

--------------------------------------------------------------------------------
12b-1 Fees(1)                                      0.23%      1.00%       1.00%
--------------------------------------------------------------------------------
Other Expenses                                     0.54%      0.54%       0.11%
--------------------------------------------------------------------------------

  (See "Our Management")

--------------------------------------------------------------------------------
Total Operating Expenses                           1.52%     2.29%       2.29%
--------------------------------------------------------------------------------

Example

Assume an average annual return of 5% and no change in the level of expenses. For a $1,000 investment with all dividends and distributions reinvested, you would have paid the following total expenses assuming you sold your shares at the end of each time period indicated.

================================================================================
Share Class                         1 year       3 years     5 years    10 years
================================================================================

Class A shares                        $72         $103        $136        $229

Class B shares                        $73         $101        $142        $243

Class C shares                        $33          $71        $122        $263

You would pay the following expenses on the same investment, assuming you kept your shares:

Class A shares                        $72         $103        $136        $229

--------------------------------------------------------------------------------
Class B shares(2)                     $23          $71        $122        $243
--------------------------------------------------------------------------------

Class C shares                        $23          $71        $122        $263

This example is for comparison and is not a representation of the Large-Cap Series' actual expenses and returns, either past or present.

(1) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

FINANCIAL HIGHLIGHTS The following table has been audited by Deloitte & Touche LLP, independent auditorss, in connection with their annual audit of the Large-Cap Series' Financial Statements, whose report may be obtained on request. Call 800-821-5129 and ask for the Large-Cap Series' 1997 annual report.

===================================================================================================================================
 LARGE-CAP SERIES
 Per Class A Share Operating                                 Year Ended November 30,                    June 3, 1992(b)
 Performance:                                1997       1996       1995       1994       1993         to  November 30, 1992
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year         $17.86     $15.54     $12.79     $12.33     $10.61               $10.00
-----------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                       .08       .270        .42        .34        .29                  .12
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------------------------
   gain on investments                        3.21      3.505       3.44        .65       1.57                  .49
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations              3.29      3.775       3.86        .99       1.86                  .61
-----------------------------------------------------------------------------------------------------------------------------------
 Distributions
-----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income       (.12)      (.57)      (.29)      (.20)      (.14)                  --
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized gain       (.95)     (.885)      (.82)      (.33)        --                   --
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year               $20.08     $17.86     $15.54     $12.79     $12.33               $10.61
-----------------------------------------------------------------------------------------------------------------------------------
 Total Return(a)                             19.87%     26.25%     32.82%      8.21%     17.72%                6.10(c)%
-----------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses, including waiver and
     reimbursements                           1.52%      0.36%      0.00%      0.00%      0.00%                0.00%(c)
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses, excluding waiver and
     reimbursements                           1.52%      0.96%      1.02%      1.15%      1.20%                0.79%(c)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                      0.42%      2.24%      3.27%      2.65%      2.44%                1.39%(c)
-----------------------------------------------------------------------------------------------------------------------------------


===================================================================================================================================
 LARGE-CAP SERIES                                          Class B Shares                                 Class C Shares
 Per Class Share Operating                          Year Ended           August 1, 1996(b) to           April 1, 1997(b) to
 Performance                                      November 30, 1997     November 30, 1996                November 30, 1997
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $17.83                $15.24                          $16.90
-----------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                          (.06)                  .12                            (.07)
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------------------------
   gain  on securities                                   3.20                  2.66                            3.18
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                      3.14                  2.78                            3.11
-----------------------------------------------------------------------------------------------------------------------------------
 Distributions
-----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                  (.02)                 (.19)                             --
-----------------------------------------------------------------------------------------------------------------------------------
   Distribution From Net Realized Gain                   (.95)                  --                               --
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $20.00                $17.83                          $20.01
-----------------------------------------------------------------------------------------------------------------------------------
 Total Return(a)                                        18.92%                18.39%(c)                       18.40%(c)
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses                                              2.28%                 0.59%(c)                        1.54%(c)
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                (0.34)%                0.22%(c)                       (0.37)%(c)
-----------------------------------------------------------------------------------------------------------------------------------


===================================================================================================================================
LARGE-CAP SERIES                                                   Year Ended November 30,                June 3, 1992 (b) to
 Supplemental Data For All Classes:       1997       1996       1995       1994       1993             November 30, 1992
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of year (000)              $69,796    $23,592     $7,549     $5,558     $4,086              $2,372
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                     30.81%     62.25%     37.17%     43.85%     74.16%              20.70%
-----------------------------------------------------------------------------------------------------------------------------------
   Average commissions per share
   paid on equity transactions              $0.063     $0.056         --         --         --                  --

(a) Total return does not consider the effects of front-end sales or contingent deferred sales charges.

(b) Commencement of offering Class shares.

(c) Not annualized.

See Notes to Financial Statements

SMALL-CAP SERIES
--------------------------------------------------------------------------------
HOW WE INVEST

      Normally we invest primarily in a carefully selected portfolio of common stocks. Dividend and investment income is of incidental importance, and the Small-Cap Series may invest in securities which do not produce any income. The Small-Cap Series typically will hold a large, diversified number of securities identified through a quantitative, value-driven investment strategy. Shares of the Small-Cap Series should be purchased with a long-term view in mind. Under normal circumstances, at least 65% of the Small-Cap Series' total assets will be invested in common stocks issued by smaller, less well-known companies (with market capitalizations of less than $1 billion) selected on the basis of fundamental investment analysis.

      See "Investment Policies, Risks and Limits".

--------------------------------------------------------------------------------
RISK FACTORS

      Although the Small-Cap Series may invest, from time to time, in stocks of large-sized and small-sized companies guided by the policies mentioned herein, the small capitalized companies in which it primarily invests may offer significant appreciation potential. However, smaller companies may carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and this may make them more susceptible to setbacks or economic downturns. Small capitalized companies may be more volatile in price, normally have fewer shares outstanding and trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. In many instances, the securities of smaller companies are traded over the counter and may not be traded in the volume typical of a national securities exchange. Before you invest, please read "Investment Policies, Risks and Limits".

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

      Robert P. Fetch, Executive Vice President and portfolio manager of the Small-Cap Series is primarily responsible for the day-to-day management of the Small-Cap Series. Mr. Fetch has been with Lord Abbett since 1995 and has over 20 years of investment experience. Mr. Fetch is assisted by Gregory M. Macosko. Prior to joining Lord Abbett, Mr. Fetch was a Managing Director of Prudential Investment Advisors.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

      The expenses shown below are based on estimated expenses for the current fiscal year. Future expenses may be different than those shown.

================================================================================
 SMALL-CAP SERIES                                  Class A    Class B    Class C
================================================================================

================================================================================
 Shareholder Transaction Expenses
================================================================================

 Maximum Sales Charge on Purchases

 (as a % of offering price)                        5.75%      None       None

--------------------------------------------------------------------------------
 Deferred Sales Charge (See "Purchases")None                  5.00%      1.00%
--------------------------------------------------------------------------------

================================================================================
 Annual Fund Operating Expenses (as a % of average net assets)
================================================================================

 Management Fees                                   0.75%      0.75%      0.75%

    (See "Our Management")
--------------------------------------------------------------------------------
 12b-1 Fees(1)                                     0.31%      1.00%      1.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Other Expenses                                    0.11%      0.11%      0.11%
--------------------------------------------------------------------------------

   (See "Our Management")

--------------------------------------------------------------------------------
 Total Operating Expenses                          1.17%      1.86%      1.86%
--------------------------------------------------------------------------------

Example

Assume an average annual return of 5% and no change in the level of expenses. For a $1,000 investment with all dividends and distributions reinvested, you would have paid the following total expenses assuming you sold your shares at the end of each time period indicated.

================================================================================
Share Class                         1 year       3 years     5 years    10 years
================================================================================

Class A shares                        $69          $93        $118        $192

--------------------------------------------------------------------------------
Class B shares(2)                     $69          $88        $121        $200
--------------------------------------------------------------------------------

Class C shares                        $29          $58        $101        $218

You would pay the following expenses on the same investment, assuming you kept your shares:

Class A shares                         $69          $93        $118        $192

--------------------------------------------------------------------------------
Class B shares(2)                      $19          $58        $101        $200
--------------------------------------------------------------------------------

Class C shares                         $19          $58        $101        $218

This example is for comparison and is not a representation of the Fund's actual expenses and returns, either past or present.

(1) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

FINANCIAL HIGHLIGHTS The following table has been audited by Deloitte & Touche LLP, independent auditors, in connection with their annual audit of the Small-Cap Series' Financial Statements, whose report may be obtained on request. Call 800-821-5129 and ask for the Small-Cap Series' 1997 annual report.

====================================================================================================================================
SMALL-CAP SERIES                                Class A Shares                        Class B Shares               Class C Shares
                                           Year Ended    December 13 1995(b)   Year Ended November 15, 1996(b)   April 1, 1997(b) to
Per Share Operating                       November 30,     to November 30,      November 30,     November 30,       November 30,
Performance:                                 1997               1996               1997              1996             1997
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year          $12.01              $10.00            $12.00            $11.67            $12.81
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                .02(b)             .127              (.09)(b)          .001              (.05)(c)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized
   gain on investments                        4.53               2.658              4.53              .329              3.68
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations           4.55               2.785              4.44               .33              3.63
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income         --               (.075)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Distributions from net realized gain         --               (.700)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                $16.56              $12.01            $16.44            $12.00            $16.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                              37.89%              28.24%(c)         37.00%             2.84%(c)         28.34%(c)
------------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
   Expenses, including waiver
     and reimbursements                       1.17%                .01%(c)          1.86%             0.04%(c)          1.25%(c)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses, excluding waiver
     and reimbursements                       1.17%               1.00%(c)          1.86%             0.07%(c)          1.25%(c)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                       .10%               1.02%(c)          (.56)%             .01%(c)          (.30)%(c)
------------------------------------------------------------------------------------------------------------------------------------


==============================================================================================================
SMALL-CAP SERIES                                       Year Ended                      December 13, 1995(b) to
  Supplemental Data For All Classes:                November 30,1997                       November 30, 1996
==============================================================================================================
--------------------------------------------------------------------------------------------------------------
Net Assets, end of year (000)                           $435,776                               $8,772
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  45.24%                                 110.09%
--------------------------------------------------------------------------------------------------------------
   Average commissions per share
   paid on equity transactions                           $0.061                                 $0.052
--------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of front-end sales or contingent deferred sales charges.

(b) Commencement of offering Class shares.

(c) Not annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
PURCHASES

This Prospectus offers four classes of shares, Class A, B, C and P. These classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered based on the per share net asset value ("NAV") next computed after we accept your purchase order submitted in proper form, plus a front-end sales charge as described below, in the case of the Class A shares and without a front-end sales charge, in the case of the Class B, C and P shares as described below. Investors should read this section carefully to determine which class of shares represents the best investment option for their particular situation.

                                     Class A

o     Normally offered with a front-end sales charge.
o     Lower annual expenses than Class B and Class C shares.

                                     Class B

o     No front-end sales charge.
o     Higher annual expenses than Class A shares.
o A contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase.
o     Automatically convert to Class A shares after eight years.

                                     Class C

o     No front-end sales charge.
o     Higher annual expenses than Class A shares.
o A contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase.

It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

Class A Shares. Front-end sales charges are as follows:

                                                                     To Compute
                        As a % of               As a % of         Offering Price
                        Offering                   Your               Divide
Your Investment          Price                  Investment             NAV by
--------------------------------------------------------------------------------
Less than $50,000          5.75%                   6.10%                .9425
--------------------------------------------------------------------------------
$50,000 to $99,999         4.75%                   4.99%                .9525
--------------------------------------------------------------------------------
$100,000 to $249,999       3.75%                   3.90%                .9625
--------------------------------------------------------------------------------
$250,000 to $499,999       2.75%                   2.83%                .9725
--------------------------------------------------------------------------------
$500,000 to $999,999       2.00%                   2.04%                .9800
--------------------------------------------------------------------------------
$1,000,000  over                              No Sales Charge          1.0000
--------------------------------------------------------------------------------

Reducing Your Class A Front-End Sales Charges. There are several ways you can qualify for a lower sales charge when purchasing Class A shares if you inform the Fund that you are eligible at the time of purchase.

      o Rights of Accumulation -- a Purchaser can add the share value of any Eligible Fund already owned to the amount of the next purchase of Class A shares for purposes of calculating the sales charge.

      o Statement of Intention -- a Purchaser can purchase Class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Shares purchased through reinvestment of distributions are not included.

For more information on eligibility for these privileges, read the applicable sections in the attached application.

Class A Share Purchases Without a Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under the following circumstances.

      1     Purchases of $1 million or more. *

      2 Purchases by Retirement Plans with at least 100 eligible employees. *

      3     Purchases under a Special Retirement Wrap Program. *

      4 Purchases made with dividends and distributions on Class A shares of another Eligible Fund.

      5 Purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A shares.

      6 Employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor.

      7     Purchases under a Mutual Fund Wrap-Fee Program.

      8     Lord Abbett Consultants/Advisers.

      9     Employees of our shareholder servicing agent.

      10 Employees of any national securities trade organization to which Lord Abbett belongs.

      11 Employees of Lord Abbett and our Directors/Trustees (active or retired), their spouses, including surviving spouses, and other family members.

      12 Trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the persons mentioned in 6, 9, 10 and 11 above.

                           *May be subject to a CDSC.

Contingent Deferred Sales Charges ("CDSC").
The CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares being sold, whichever is lower.

Class A Share CDSC. If you buy Class A shares under one of the starred (*) categories listed above subject to a dealer's concession of up to 1% and you redeem any of the Class A shares within 24 months after the month in which you initially purchased such shares, the Fund normally will collect a CDSC of 1%.

The Class A share CDSC generally will be waived under the following circumstances.

o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required).

o Redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase.

                                     Contingent Deferred
Anniversary(1)                       Sales Charge on
of the Day on                        Redemptions
Which the Purchase                   (As % of Amount
Order Was Accepted                   Subject to Charge)

---------------------------------------------------------
On                    Before
---------------------------------------------------------
                      1st                    5.0%
---------------------------------------------------------
1st                   2nd                    4.0%
---------------------------------------------------------
2nd                   3rd                    3.0%
---------------------------------------------------------
3rd                   4th                    3.0%
---------------------------------------------------------
4th                   5th                    2.0%
---------------------------------------------------------
5th                   6th                    1.0%
---------------------------------------------------------
on or after the                              None
6th anniversary(2)
---------------------------------------------------------
(1) Anniversary is the 365th day subsequent to a purchase or a prior anniversary.
(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

The CDSC varies depending on how long you own your shares according to the following schedule.

The Class B share CDSC generally will be waived under the following circumstances.

o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans.
o Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts.
o     Death of the shareholder (natural person).
o On redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

See "Systematic Withdrawal Plan" for more information on CDSCs with respect to Class B shares.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your original purchase.

Application of CDSC to a Redemption. To determine if a CDSC applies to a redemption, the Fund redeems shares in the following order.

1     Shares acquired by reinvestment of dividends and capital gains.

2     Shares held for six years or more (Class B) or one year or more (Class C).

3 Shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C).

OPENING YOUR ACCOUNT

Minimum Initial Investment

--------------------------------------------------------------------------------
o Regular account                                                   $250
--------------------------------------------------------------------------------
o Individual Retirement Accounts, 403(b)
  and employer-sponsored retirement plans
  under the Internal Revenue Code                                   $250
--------------------------------------------------------------------------------
o Invest-A-Matic and Div-Move                               $250 initial
                                                  $50 subsequent minimum

For Retirement Plans and Mutual Fund Wrap Programs, there is no minimum investment required, regardless of share class.

You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You should read this Prospectus carefully before placing your order to assure your order is in proper form.

Lord Abbett Research Fund, Inc.
P.O. Box 419100
Kansas City, MO 64141

Proper Form. To be in proper form an order submitted directly to the Fund must contain (1) a completed Application Form or information and documentation required supplementally by the Fund, and (2) payment must be credited in U.S. dollars to our custodian bank's account. For more information regarding proper form of a purchase order, call the Fund at 800-821-5129.

IMPORTANT INFORMATION. If you fail to provide a correct taxpayer identification number or to make certain required certifications, you may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold a portion (31%) of any redemption proceeds and of any dividend or distribution on your account.

      By Exchange. Telephone the Fund at 1-800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

      We reserve the right to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order. We also reserve the right to waive, increase or establish minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

SHAREHOLDER SERVICES

      Telephone Exchanges. You or your investment professional, with proper identification, can instruct the Fund by telephone to exchange shares of any class for the same class of any Eligible Fund. Instructions must be received by the Fund in Kansas City by calling 1-800-821-5129 prior to the close of the New York Stock Exchange ("NYSE") to obtain an Eligible Fund's NAV per class share on that day. Exchanges will be treated as a sale for federal tax purposes.

      For your protection, telephone requests for exchanges are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

      Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges and may revoke the privilege for all shareholders upon 60 days' prior written notice. You have this privilege unless you refuse it in writing.

You should read the prospectus of the other Lord Abbett-sponsored fund(s) selected before making an exchange.

Invest-A-Matic. You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into the Fund by means of automatic money transfers from your bank checking account. See the attached Application Form for instructions.

Div-Move. You can invest the dividends paid on your account ($50 minimum) into another account, within the same class, in any Eligible Fund.

The account must be either your account, a joint spousal account, or a custodial account for your minor child.

Systematic Withdrawal Plan ("SWP"). You can make periodic cash withdrawals from your account which are automatically paid to you in fixed or variable amounts. To participate, the value of your shares must be at least $10,000, except for retirement plans for which there is no minimum.

      With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

      Redemption proceeds due to a SWP for Class B (up to 12% per year) and Class C shares, will be redeemed in the order described under "Redemptions".

Lord Abbett's Prototype Retirement Plans. The Lord Abbett Family of Funds offers a range of qualified retirement plans, including IRAs, SIMPLE IRAs, Simplified Employee Pension Plans, 403(b) and pension and profit-sharing plans, including 401(k) plans. To find out more about these plans, call the Fund at 1-800-842-0828.

Account Changes. For any changes you need to make to your account, consult your financial representative or call the Fund at 1-800-821-5129.

Householding. Generally, shareholders with the same last name and address will receive a single copy of an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

Reinvestment Privilege. If you sell shares of the Fund, you have the one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. Pricing Shares. The net asset value ("NAV") per share for each class of shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE") by dividing a class's net assets by the number of shares outstanding. The Fund is open on those business days when the NYSE is open. Purchases and redemptions are executed at the next NAV to be calculated after your request is accepted.

--------------------------------------------------------------------------------
REDEMPTIONS

By Broker. Call your broker or investment professional for directions on how to redeem your shares.

By Telephone. To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative can call the Fund at 1-800-821-5129.

The Fund will employ the procedures described in telephone exchanges to confirm that the instructions received are genuine.

The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

By Mail. Submit a written redemption request indicating your Fund's name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 1-800-821-5129.

      We will verify that the shares being redeemed were purchased at least 15 days earlier. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed.

      Normally a check will be mailed to the name(s) and addresses in which the account is registered, or otherwise according to your instruction within one business day after receipt of your redemption request. The Fund reserves the right to make payment within three business days.

      To determine if a CDSC applies to a redemption, see "Contingent Deferred Sales Charges" above.

--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS

Dividends. The Fund distributes most or all of its net earnings in the form of dividends which are expected to be paid to shareholders semi-annually for the Large-Cap Series and annually for the Small-Cap Series. A supplemental dividend also may be paid in December.

Capital Gains Distributions. Any capital gains distribution is expected to be made annually and may be taken in cash or reinvested. Distributions by the Fund of any net long-term capital gains will be taxable to a shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by the Fund for more than 18 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) For distributions derived from the sale of assets held by the Fund between 12 and 18 months, the tax rate remains at 28% (15% if the taxpayer is in the 15% tax bracket).

Dividends/Capital Gains Receipt or Reinvestment. If you elect to receive dividends or capital gains in cash, a check will be mailed to you as soon as possible after the reinvestment date. If you arrange for direct deposit, your payment will be electronically transmitted to your bank account within one day after the payable date. Most investors reinvest their dividends and capital gains. If you choose this option, or if you do not indicate any choice, your dividends and capital gains distributions will be automatically reinvested in additional shares.

Taxes. The Fund pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the Fund, whether reinvested or taken in cash, are generally considered taxable. Dividends declared in December of any year will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

      Each January the Fund will mail to you, if applicable, a Form 1099 tax information statement detailing your dividends and capital gain distributions. You should consult you tax adviser concerning applicable state and local taxes.

For more information about the tax consequences from dividends and distributions, see the Statement of Additional Information.

--------------------------------------------------------------------------------
OUR MANAGEMENT

The Fund is supervised by a Board of Directors, an independent body which has ultimate responsibility for the Fund's activities. The Board has retained Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 68 years and currently manages about $25 billion in a family of mutual funds and other advisory accounts. Lord Abbett provides similar services to twelve other funds having various investment objectives and also advises other investment clients. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

      The Fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended November 30, 1997, the fee paid to Lord Abbett was at an annual rate of .75 of 1% for the Large-Cap Series and .75 of 1% for the Small-Cap Series. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.

The Fund. The Fund is a diversified open-end management investment company established in 1992. Its Class A, B, C and P shares have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses.

--------------------------------------------------------------------------------
FUND PERFORMANCE

About the Large-Cap Series. The Large-Cap Series produced strong returns in 1997. Going forward, we are mindful that stock market valuations in general remain near historical highs. Our industry analysts will continue to diligently research securities to find those that are expected to increase in value over time, while offering more attractive valuations than the stock market as a whole. Over the year, we increased exposure to utilities (such as electric power companies) and companies that produce consumer nondurables (products consumers use regularly or must replace frequently, such as food). We also began to slightly decrease our holdings in technology and consumer cyclicals (companies whose profits are affected by cyclical changes in economic activity). These shifts in the portfolio proved to be helpful to the performance of the Series.

About the Small-Cap Series. The exceptional performance of the Small-Cap Series over the past fiscal year can be attributed to select industrial and technology stocks in the portfolio. During the year, valuations of small-cap stocks were favorable, providing many opportunities in the marketplace to purchase companies with performance characteristics that drive toward consistent, strong performance with low volatility. We look for companies with long operating histories, strong market positions within their industry and financial strength. These characteristics help to reduce business risk and protect companies from both economic and competitive pressures. We continue to seek issues with solid fundamental prospects in the small-cap universe to add value to the Series.

See the performance chart on the second to last page of this Prospectus.

INVESTMENT POLICIES, RISKS AND LIMITS

HOW WE INVEST - LARGE-CAP SERIES

      The companies in which Large-Cap Series invests will have good prospects for improvement in earnings trends or asset values. The Large-Cap Series will invest in companies on the basis of the fundamental economic and business factors (such as government, fiscal and monetary policies, employment levels, demographics, retail sales and market share) which will affect future earnings and which the Large-Cap Series believes are the primary factors determining the future market valuation of stocks. There can be no assurance that stocks selected for our portfolio will appreciate in value or that their dividends will increase or be maintained.

      In selecting securities for investment, the Large-Cap Series gives more weight to the possibilities of capital growth and growth of income than to current income. In seeking to fulfill our objective, we will invest also in both small and middle-sized companies, as measured by the value of their outstanding stock guided by the policies mentioned herein.

      The Large-Cap Series' investment portfolio will be diversified among many issuers representing many different industries. The portfolio reflects the collective judgment of the Research Department of Lord Abbett as to what securities represent the greatest investment value, regardless of industry sector, market capitalization, or Wall Street sponsorship. At the time of purchase, securities selected for our portfolio may be largely neglected by the investment community or, if widely followed, they may be out of favor or at least controversial. Our investment portfolio typically will encompass less market risk as measured by its price-to-normal-earnings and price-to-book-value ratios.

The Large-Cap Series is permitted to utilize, within limits established by the Board of Directors, the following investment policies in an effort to enhance the Large-Cap Series' performance. If no limit is disclosed for a particular investment policy, this means that the Board of Directors did not establish a limit for such investment policy. These policies have risks associated with them. However, the Large-Cap Series follows certain practices that may reduce these risks. To the extent the Large-Cap Series utilizes some of these policies, its overall performance may be positively or negatively affected.

Selling Covered Call Options: A covered call option on stock gives the buyer of the option, upon payment of a premium to the seller (writer) of the option, the right to call upon the writer to deliver a specified number of shares of a stock owned by the writer on or before a fixed date at a predetermined price.

Risk: Although the Fund receives income based on receipt of the premium, it gives up participation in the appreciation of the stock above the predetermined price if it is called away by the buyer. Limit: Provided they are traded on a national securities exchange and used to increase Large-Cap Series' income and to provide greater flexibility in the disposition of Large-Cap Series' portfolio securities, the Large-Cap Series may write covered call options on securities having an aggregate market value not to exceed 5% of the Series' gross assets.

Foreign Securities: Foreign securities are securities primarily traded in countries outside the United States.

Risk: These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Other considerations include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductable withholding taxes and different settlement practices. Limit: The Large-Cap Series may invest up to 10% of its assets at the time of investment in foreign securities (of the type described herein).

Financial Futures: A financial futures transaction is an exchange-traded contract to buy or sell a standard quantity and quality of a financial instrument or index at a specific future date and price. The Large-Cap Series may deal in financial futures transactions with respect to the type of securities described herein, including indices of such securities and options on such financial futures.

Risk: The price behavior of the futures contract may not correlate with that of the item being hedged. Limit: The Large-Cap Series will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of the Series' total assets.

HOW WE INVEST - SMALL-CAP SERIES

      The stocks in which the Small-Cap Series generally invests are those which, in Fund management's judgment, are selling below intrinsic value and at prices that do not adequately reflect their long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company's prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the full extent of a company's underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Small-Cap Series' portfolio if they are expected to help it attain its objective. These criteria can be changed by the Fund's Board of Directors.

      The Small-Cap Series may, however, invest up to 35% of its total assets in the securities of any issuer without regard to its size or the market capitalization of its common stock. Companies in which the Small-Cap Series is likely to invest may have limited product lines, markets or financial resources and may lack management depth or experience. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

      The Small-Cap Series is permitted to utilize, within limits established by the Board of Directors, the following investment policies in an effort to enhance the Small-Cap Series' performance. If no limit is disclosed for a particular investment policy, this means that the Board of Directors did not establish a limit for such investment policy. These policies have risks associated with them. However, the Small-Cap Series follows certain practices that may reduce these risks. To the extent the Small-Cap Series utilizes some of these policies, its overall performance may be positively or negatively affected.

Options Transactions: The Small-Cap Series may purchase and write (i.e., sell) put and call options on equity securities or stock indices that are traded on national securities exchanges.

A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price.

A call option on equity securities gives the purchaser, in return for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price.

Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

Risk: The Small-Cap Series, as the writer of a put option, might therefore be obligated to purchase underlying securities for more than their current market value.

      When the Small-Cap Series writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

See "Stock Index Futures" below.

Limit: The Small-Cap Series may only write covered put options to the extent that cover for such options does not exceed 25% of the Small-Cap Series' net assets. The Small-Cap Series will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

      The Small-Cap Series will write only "covered" options. An option is covered if, so long as the Small-Cap Series is obligated under the option, it owns an offsetting position in the underlying securities or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations in a segregated account.

See "Investment Objective and Policies-- Limitation on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures" in the Statement of Additional Information.

Stock Index Futures: A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Risk: Participation in the options or futures markets involves investment risks and transaction costs to which the Small-Cap Series would not be subject absent the use of these strategies. If the Small-Cap Series management's prediction of movement in the direction of the securities markets is inaccurate, the adverse consequences to the Series may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options and stock index futures include (1) dependence on management's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) daily limits on price variance for a futures contract or related options imposed by certain futures exchanges and boards of trade may restrict transactions in such securities on a particular day.

See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information.

Limit: The Small-Cap Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, the Small-Cap Series will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of the Small-Cap Series' net assets.

      The Small-Cap Series' ability to enter into stock index futures and listed options is limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification, as a regulated investment company.

See "Taxes" in the Statement of Additional Information.

Foreign Investments: The Small-Cap Series may invest in securities (of the type described herein) that are primarily traded in foreign countries.

Risk: Securities markets of foreign countries in which we may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than generally is the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit or reduction to shareholders and different securities settlement practices. Foreign securities may be traded on days that we do not value our portfolio securities, and, accordingly, net asset values may be significantly affected on days when shareholders do not have access to a Series.

Limit: Up to 35% of the Small-Cap Series' net assets (at the time of investment) may be invested in securities that are primarily traded in foreign countries.

Forward Foreign Currency Contracts: The Small-Cap Series may utilize a forward foreign currency contract which involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. The Small-Cap Series may enter into forward foreign currency contracts in primarily two circumstances. First, when the Small-Cap Series desires to "lock in" the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Small-Cap Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

Second, when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Small-Cap Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency or, in the alternative, may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency in which the portfolio securities are denominated if such securities are sold) which it expects to decline in a similar manner but that has a lower transaction cost.

Risk: Precise matching of the forward contract and the value of the securities involved will generally not be possible.

Foreign Currency Put and Call Options: The Small-Cap Series may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets ("OTC"). A put option gives the Small-Cap Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

A foreign currency call option written by the Small-Cap Series gives the purchaser, upon payment of a premium, the right to purchase from the Small-Cap Series a currency at the exercise price until the expiration of the option. The Small-Cap Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency ("Cross Hedging"). Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential.

Risk: OTC options are generally less liquid and involve issuer credit risk. The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Small-Cap Series and the counterparty have provided for the Series, at the Series' election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Small-Cap Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid."

Limit: The premiums paid for such foreign currency put options will not exceed 5% of the net assets of the Small-Cap Series.Unlisted options, together with other illiquid securities, may comprise no more than 15% of the Small-Cap Series' net assets. The face value of such currency call option writing or cross-hedging may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Small-Cap Series to cover such call writing or (b) to be crossed.

Debt Securities: The Small-Cap Series may engage in investing in straight bonds or other debt securities, including lower rated, high-yield bonds.

Risk: When interest rates rise the value of debt securities tend to fall and when interest rates fall the value of debt securities tend to rise. The longer the maturity of a debt security, the more this volatility tends to occur.

Limit: The Small-Cap Series will not invest more than 5% of its assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds.

Repurchase Agreements: The Small-Cap Series may, on occasion, enter into repurchase agreements whereby the seller of a security agrees to repurchase that security at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Small-Cap Series' money is invested in the security. The Small-Cap Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Small-Cap Series will require additional collateral.

Risk: If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Small-Cap Series may incur a loss.

When-issued or delayed delivery transactions: Such transactions arise when securities are purchased or sold by the Small-Cap Series with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering other liquid high-grade debt obligations having a value equal to or greater than the Series' purchase commitments; the custodian will likewise segregate securities sold on a delayed delivery basis.

Risk: The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Small-Cap Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.

Short Sales: The Small-Cap Series may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Series owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against-the-box").

Risk: There may not always be perfect correlation between a short sale against-the-box and the deferral of realization of gain or loss for federal tax purposes.

Limit: Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. The Small-Cap Series does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box.

--------------------------------------------------------------------------------
OTHER POLICIES COMMON TO BOTH SERIES

Illiquid Securities: Securities not traded on the open market. May include illiquid Rule 144A securities.

Risk: Certain securities may be difficult or impossible to sell at the time and price the seller would like.

Limit: Each Series may invest up to 15% of its assets in illiquid securities. Securities determined by the Board of Directors to be liquid are not subject to this limitation.

Rule 144A Securities: Securities determined by the Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A (the "Rule"). Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

Risk: Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a Series' liquidity during periods of decreased market interest in such securities.

Borrowing: Each Series may borrow money.

Risk: Depending on the circumstances, the interest paid on borrowed money may reduce a Series' return.

Limit: Not in excess of 331/3% of total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes. Up to an additional 5% of total assets for temporary purposes. Each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Rights and Warrants: Each Series may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants. The term "warrants" includes warrants which are not listed on the New York or American Stock Exchanges.

Limit: Each Series has no present intention to commit more than 5% of its gross assets to rights and warrants.

Closed-End Investment Companies: Each Series may invest in closed-end investment companies.

Risk: Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that a Series and the closed-end investment company both charge a management fee.

Limit: No more than 5% of the gross assets of a Series may be invested in closed-end investment companies.

Securities Lending: The lending of securities to financial institutions which provide continuous collateral equal to the market value of the securities loaned.

Risk: Delay in recovery of collateral and loss should the borrower of the security fail financially. Limit: Loans, in the aggregate, may not exceed 5% of the Series' total assets.

Temporary Investments: For temporary defensive purposes or to create reserve purchasing power pending other investments, each Series may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government of the type normally owned by a money market fund. Neither an issuer's ceasing to be rated investment grade nor a rating reduction below that grade will require elimination of a bond from our portfolios.

Objective, Restriction And Policy Changes.

A Series will not change its investment objective or its fundamental restrictions without shareholder approval. If a Series determines that its objective can best be achieved by a substantive change in investment policy, which may be changed without shareholder approval, the Series may make such change by disclosing it in the prospectus.

For more information about investment policies, restrictions and risk factors, see the Statement of Additional Information.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of its plan for distributing shares, the Fund, along with Lord Abbett Distributor, pays compensation to Authorized Institutions that sell the Fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: sales charges and 12b-1 fees that are paid out of the Fund's assets ("12b-1"refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by the Fund for each share class. The sales charges and 12b-1 fees paid by investors are detailed in the class-by-class information under "Investor Expenses" and "Purchases". The portion of these expenses that are paid as compensation to Authorized Institutions, such as your dealer, are shown in the chart on the last page of this Prospectus. Sometimes compensation is not paid where tracking data is not available for certain accounts and where the Authorized Institution waives part of the compensation as with an account under a Mutual Fund Wrap-Fee Program.

Rule 12b-1 distribution fees may be used to pay for sales compensation to Authorized Institutions, for any activity which is primarily intended to result in the sale of shares and, for Class B shares, the financing of sales commissions.

First Year Compensation. Whenever you make an investment in the Fund, the Authorized Institution receives compensation as described in the chart on the last page of this Prospectus.

Annual Compensation After First Year. Beginning with the second year after an investment is made, the Authorized Institution receives annual compensation as described in the chart on the last page of this Prospectus.

Additional Concessions may be paid to Authorized Institutions from time to time.

--------------------------------------------------------------------------------
GLOSSARY OF TERMS

Additional Concessions. A supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares is available to Authorized Institutions which have a program for the promotion and retention of such shares satisfying Lord Abbett Distributor. Class A shares held pursuant to a satisfactory program would, for example, (i) constitute a significant percentage of the Fund's net assets, (ii) be held for a substantial length of time and/or (iii) have a lower than average redemption rate.

      Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions".

Eligible Fund. (a) Any Lord Abbett-sponsored fund except certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett Research Fund -- Mid-Cap Series; Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). (b) Any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

Eligible Guarantor. Any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

Eligible Mandatory Distributions. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

Employees of Lord Abbett/Fund Directors (Trustees). The terms "directors," "trustees" (of a Fund) and "employees" (of Lord Abbett) include a director's (trustee's) or employee's spouse (including the surviving spouse of a deceased director (trustee) or employee. The terms "directors," "trustees" and "employees of Lord Abbett" also include other family members and retired directors (trustees) and employees.

Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe.

      Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B. Doe, President.

      An acceptable form of guarantee would be as follows:

      o     In the case of the estate -


     /s/Robert A. Doe, Executor
      of the Estate of John W. Doe

      [Date]

                                             SIGNATURE GUARANTEED
                                             MEDALLION GUARANTEED
                                               NAME OF GUARANTOR

                                               /s/ John Doe
                                ------------------------------------------------
                                                            AUTHORIZED SIGNATURE
                                (960)                        X9903470
                                SECURITIES TRANSFER ASSETS MEDALLION PROGRAM(TM)

      o     In the case of the operation -

      ABC Corporation
      Mary B. Doe
      By Mary B. Doe, President

      [Date]

                                             SIGNATURE GUARANTEED
                                             MEDALLION GUARANTEED
                                               NAME OF GUARANTOR

                                               /s/ John Doe
                                ------------------------------------------------
                                                            AUTHORIZED SIGNATURE
                                (960)                        X9903470
                                SECURITIES TRANSFER ASSETS MEDALLION PROGRAM(TM)

Lord Abbett Consultants/Advisers. Consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such fund.

Lord Abbett Distributor LLC. Lord Abbett Distributor is the Fund's exclusive selling agent. Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained.

Mutual Fund Wrap-Fee Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions.

Purchaser. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single bank trustee as one account), although more than one beneficiary is involved.

Retirement Plans. Employer-sponsored retirement plans under the Internal Revenue Code.

Special Retirement Wrap Program. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

Total Return. "Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class B and Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level, or back-end) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

Yield. Each class of shares calculates its "yield" by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses (including actual 12b-1 fees) of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. Dividend distribution rate is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend distribution rate for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC.

This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

The performance of the Class A shares of each multi-class Series which is shown in the comparisons below will be greater than or less than that shown below for Class B and Class C shares based on the differences in sales charges and fees paid by shareholders investing in the different classes.


Comparison of change in value of a $10,000 investment in Class A shares in the Large-Cap Series, assuming reinvestment of all dividends and distributions and the unmanaged Standard & Poor's 500

          [The Following is represented in a line graph]

          Large-Cap Series         Large-Cap Series              Standard
          Class A Shares at        Class A Shares at               & Poors
Date      Net Asset Value          Maximum Offering Price          500

11-30-92       10,610              10,000                        10,534
11-30-93       12,490              11,772                        11,597
11-30-94       13,516              12,739                        11,719
11-30-95       17,952              16,921                        16,048
11-30-96       22,665              21,362                        20,503
11-30-97       27,169              25,607                        26,349


================================================================================
Average Annual Total Return for Class A Shares(3)
================================================================================

        1 year   3 Years   Life of Series  (6/30/92-11/30/97)

--------------------------------------------------------------------------------
        13.00%    23.75%   18.67%
--------------------------------------------------------------------------------

================================================================================
Average Annual Total Return for Class B Shares(4)
================================================================================

        1 year   Life of Series(8/1/96-11/30/97)

--------------------------------------------------------------------------------
        14.16%   25.35%
--------------------------------------------------------------------------------

================================================================================
Average Annual Total Return for Class C Shares(5)
================================================================================

        Life of Series  (4/1/97-11/30/97)

--------------------------------------------------------------------------------
        17.22%
--------------------------------------------------------------------------------

(1) Data reflects the deduction of the maximum initial sales charge of 5.75% applicable to Class A shares.

Comparison of change in value of a $10,000 investment in Class A shares in the Small-Cap Series, assuming reinvestment of all dividends and distributions and the unmanaged Standard & Poor's 500

          [The following is represented as a line graph]



          Small-Cap Series         Small-Cap Series              Standard
          Class A Shares at        Class A Shares at               & Poors
Date      Net Asset Value          Maximum Offering Price          500

11-30-96       12,824              12,087                        11,656
11-30-97       17,683              16,667                        14,385




================================================================================
Average Annual Total Return for Class A Shares(3)
================================================================================

        1 year   Life of Series(12/13/95-11/30/97)

--------------------------------------------------------------------------------
        30.00%    29.65%
--------------------------------------------------------------------------------

================================================================================
Average Annual Total Return for Class B Shares(4)
================================================================================

        1 year   Life of Series(11/15/96-11/30/97)

--------------------------------------------------------------------------------
        31.52%   33.51%
--------------------------------------------------------------------------------

================================================================================
Average Annual Total Return for Class C Shares(5)
================================================================================

        Life of Series    (4/1/97-11/30/97)

--------------------------------------------------------------------------------
        27.05%
--------------------------------------------------------------------------------

(1) Data reflects the deduction of the maximum initial sales charge of 5.75% applicable to Class A shares.

====================================================================================================================================
                            FIRST YEAR COMPENSATION
Class A investments
                                       Front-end
                                       sales charge           Dealer's
                                       paid by investors      concession              Service fee(1)          Total compensation(2)
                                       (% of offering price)  (% of offering price)   (%of net investment)    (% of offering price)
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                      5.75%                  5.00%                   0.25%                   5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                      4.75%                  4.00%                   0.25%                   4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                    3.75%                  3.25%                   0.25%                   3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                    2.75%                  2.25%                   0.25%                   2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                    2.00%                  1.75%                   0.25%                   2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or
Retirement Plan - 100 or
more eligible employees(3) or
Special Retirement Wrap Program(3)

------------------------------------------------------------------------------------------------------------------------------------
First $5 million              no front-end sales charge       1.00%                   0.25%                   1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that    no front-end sales charge       0.55%                   0.25%                   0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that   no front-end sales charge       0.250%                  0.25%                   0.50%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million              no front-end sales charge       0.025%                  0.25%                   0.275%

Class B investments                                                    Paid at time of sale (% of net asset value)
All amounts                   no front-end sales charge        3.75%                   0.25%                   4.00%

Class C investments
All amounts                   no front-end sales charge        0.75%                   0.25%                   1.00%

                      ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge        none                    0.25%                   0.25%

Class B  investments                                                   Percentage of average net assets (4)
------------------------------------------------------------------------------------------------------------------------------------
All  amounts    no front-end sales charge                      none                    0.25%                   0.25%

Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All  amounts    no front-end sales charge                      0.75%                   0.25%                   1.00%


(1) The service fee for Class A and P shares is paid quarterly and for Class A shares may not exceed 0.15% if sold prior to June 1, 1990. The first year's service fee on Class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to(a) Class A share purchases at $1million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and(b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.

(4) With respect to Class B and C shares, 0.25% and 1.00%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears.

Investment Manager and Underwriter
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

Counsel
Debevoise & Plimpton

Printed in the U.S.A.

LAA-1-498
(4/98)


LORD ABBETT
RESEARCH FUND, INC.

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203

================================================================================
LORD ABBETT
================================================================================

================================================================================
Statement of Additional Information                                April 1, 1998
================================================================================

                         Lord Abbett Research Fund, Inc.
                                Large-Cap Series
                                Small-Cap Series


--------------------------------------------------------------------------------
This Statement of Additional Information is not a Prospectus. A Prospectus for Lord Abbett Research Fund, Inc. (the "Fund" or "We") may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated April 1, 1998.

Our Board of Directors has authority to create and classify shares of common stock in separate series, without further action by shareholders. To date, 70,000,000 shares of the Large-Cap Series and 100,000,000 shares of the Small-Cap Series have been authorized at $0.001 par value. Both Series consist of three classes (A, B and C). The Board of Directors will allocate these authorized shares among the classes of each Series from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through Lord Abbett Distributor.

                             TABLE OF CONTENTS                         PAGE

                       1.    Investment Policies                         2
                       2.    Directors and Officers                     10
                       3.    Investment Advisory and Other Services     12
                       4.    Portfolio Transactions                     13
                       5.    Purchases, Redemptions
                             and Shareholder Services                   14
                       6.    Past Performance                           23
                       7.    Taxes                                      24
                       8.    Information About The Fund                 25
                       9.    Financial Statements                       25

                                       1.
                               Investment Policies

Fundamental Investment Restrictions.

We are subject to the following investment restrictions which cannot be changed without approval of the holders of a majority of our outstanding shares. Each Series may not: (1) borrow money, except that (i) each Series may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed),
(ii) each Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Series may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Series' investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of each Series, buy securities of one issuer representing more than (i) 5% of each Series' gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. Each Series may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of each Series' total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Series' total assets (included within such limitation, but not to exceed 2% of each Series' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of the Fund's officers, directors, employees, or its investment adviser or any of the Fund's officers, directors, partners or employees, any securities other than shares of the Funds' common stock.

For the fiscal year ended November 30, 1997, the portfolio turnover rate was 30.81% for the Large-Cap Series compared to 62.25% for the previous year. For the fiscal year ended November 30, 1997, the Small-Cap Series' portfolio turnover rate was 45.24% compared to 110.09% for the previous fiscal year.

Lending of Portfolio Securities. Although both Series have no current intention of doing so, each may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange ("NYSE") and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. Each Series will have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan we will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 5% of the value of either Series' gross assets.

LARGE-CAP SERIES (ONLY)

Other Investment Restrictions (which can be changed without shareholder approval)

Covered Call Options. As stated in the Prospectus, the Large-Cap Series may write covered call options on securities in our portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of a stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the Large-Cap Series forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds our net premium). The Large-Cap Series also may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If the Large-Cap Series is unable to enter into a closing purchase transaction, it may be required to hold a security that it otherwise might have sold to protect against depreciation. The Large-Cap Series does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of the Series' gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the Series' current prospectus.

Rights and Warrants. The Large-Cap Series may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 2% of the value of the Large-Cap Series' net assets, may be warrants which are not listed on the NYSE or American Stock Exchange.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

Options and Financial Futures Transactions

General. The Large-Cap Series may engage in options and financial futures transactions in accordance with the Large-Cap Series investment objective and policies. Although the Large-Cap Series is not currently employing such options and financial futures transactions, the Series may engage in such transactions in the future if it appears advantageous to us to do so, in order to cushion the effects of fluctuating interest rates and adverse market conditions. The use of options and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts. The Large-Cap Series may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which the Large-Cap Series hold or intend to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities which differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The Large-Cap Series will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by the Large-Cap Series outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by us would exceed 50% of the Large-Cap Series total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Large-Cap Series will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time it enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce our return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand for futures contracts and securities underlying the contracts and differences between the liquidity of the markets for such contracts and the securities underlying them. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

Options on Financial Futures Contracts. The Large-Cap Series may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Large-Cap Series would be required to deposit with Series' custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by the Series. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event it intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case the Large-Cap Series would lose the premium paid therefor.

Segregated Accounts. To the extent required to comply with Securities and Exchange Commission Release 10666 and subsequent interpretation thereof by the Commission or its staff, when purchasing a futures contract, or writing a put option, the Large-Cap Series will maintain in a segregated account at its custodian bank liquid high grade debt obligations, such as cash and U.S. Government Securities to cover its position.

SMALL-CAP SERIES (ONLY)

Other Investment Restrictions (which can be changed without shareholder approval)

Repurchase Agreements. If the Small-Cap Series enters into repurchase agreements as provided in clause (4) of the fundamental investment restrictions above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Small-Cap Series otherwise may invest.

Foreign Currency Hedging Techniques. The Small-Cap Series may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. The Small-Cap Series expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the Small-Cap Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Small-Cap Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Small-Cap Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Small-Cap Series' portfolio securities denominated in such foreign currency or, in the alternative, the Small-Cap Series may use a cross-hedging technique whereby it sells another currency which the Small-Cap Series expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Small-Cap Series does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

Management of the Fund is by its officers on a day to day basis under the overall supervision of the Board of Directors with advice of Lord, Abbett & Co.

Foreign Currency Put and Call Options. The Small-Cap Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Small-Cap Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Small-Cap Series' net assets.

A call option written by the Small-Cap Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. The Small-Cap Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Small-Cap Series or in such cross currency (referred to above) to cover such call writing.

Limitations on the Purchases and Sales of Stock Options, Options on Stock Indices and Stock Index Futures. The Small-Cap Series may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Small-Cap Series is obligated as a writer. The Small-Cap Series will not (a) write puts having an aggregate exercise price greater than 25% of the Series' total net assets; or (b) purchase (i) put options on stocks not held in the Small-Cap Series' portfolio, (ii) put options on stock indices or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Small-Cap Series' total net assets.

Call Options on Stock. The Small-Cap Series may, from time to time, write call options on its portfolio securities. The Small-Cap Series may write only call options which are "covered," meaning that the Small-Cap Series either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Small-Cap Series will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Small-Cap Series writes a call option, the purchaser of the option has the right to buy (and the Series has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Small-Cap Series by the purchaser of the option is the "premium." The Small-Cap Series' obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Small-Cap Series were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected. The Small-Cap Series does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of it's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current prospectus.

The Small-Cap Series would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Small-Cap Series is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Small-Cap Series may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Small-Cap Series for writing the option.

Generally, the Small-Cap Series intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Small-Cap Series' net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Small-Cap Series will generally not write listed covered call options when it anticipates that the market values of it's portfolio securities will increase.

One reason for the Small-Cap Series to write call options is as part of a "sell discipline." If the Small-Cap Series decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, it could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Small-Cap Series would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Small-Cap Series would forego the opportunity to sell the stock at that higher price.

In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Fund Management, the market price of a stock is overvalued and it should be sold, the Small-Cap Series may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Small-Cap Series will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Small-Cap Series would, in effect, have increased the selling price of the stock. The Small-Cap Series would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

Put Options on Stock. The Small-Cap Series may also write listed put options. If the Small-Cap Series writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

Writing listed put options is a useful portfolio investment strategy when the Small-Cap Series has cash or other reserves available for investment as a result of sales of Small-Cap Series shares or, more importantly, because Fund Management believes a more defensive and less fully invested position is desirable in light of market conditions. If the Fund Management wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Small-Cap Series writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Small-Cap Series for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Small-Cap Series would have foregone an opportunity to purchase the stock at a lower price.

If, prior to the exercise of a put option, the Small-Cap Series determines that it no longer wishes to invest in the stock on which the put option had been written, the Series may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

Stock Index Options. Except as describe below, the Small-Cap Series will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Small-Cap Series writes a call option on a broadly-based stock market index, the Small-Cap Series will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

Segregated Accounts. If the Small-Cap Series has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Small-Cap Series has not written a stock call option and which has not been hedged by the Small-Cap Series by the sale of stock index futures. Such securities will include stocks which represent at least 50% of the weighing of the industry or market segment index and will represent at least 50% of the Small-Cap Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Small-Cap Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Small-Cap Series writes a call on an index which is in-the-money at the time the call is written, the Small-Cap Series will segregate with its custodian or pledge to the broker as collateral cash, equity securities, non-investment grade debt, short term U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Small-Cap Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if the Small-Cap Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Small-Cap Series in cash, equity securities, non-investment grade debt, treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirements describe in this paragraph. In instances involving the purchase of stock index futures contracts by the Small-Cap Series, an amount of cash or permitted securities equal to the market value of the futures contracts will be deposited in a segregated account with its custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures are unleveraged.

Under regulations of the Commodity Exchange Act, investment companies registered under the Act are exempt from the definition of "commodity pool operator," provided all of the Small-Cap Series' commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Small-Cap Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement.

Stock Index Futures. The Small-Cap Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Small-Cap Series' portfolio or which it intends to purchase. The Small-Cap Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Small-Cap Series. The Small-Cap Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Small-Cap Series' net assets.

Risks of Transactions in Stock Options. Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Small-Cap Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Small-Cap Series, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Risks of Options on Indices. The Small-Cap Series' purchase and sale of options on indices will be subject to risks described above under "Risk of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Small-Cap Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Small-Cap Series of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index option also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Small-Cap Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Small-Cap Series. It is the Small-Cap Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Small-Cap Series will not purchase or sell any index option contract unless and until, in Fund management's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks.

Special Risks of Writing Calls on Indices. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Small-Cap Series will write call options on indices only under the circumstances described above under "Limitations on the Purchases and Sales of Stock Options, Options on Stock Indices and Stock Index Futures."

Price movements in the Small-Cap Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Series bears the risk that the price of the securities held may not increase as much as the index. In such event the Small-Cap Series would bear a loss on the call which is not completely offset by movements in the price of the Small-Cap Series' portfolio. It is also possible that the index may rise when the Small-Cap Series' portfolio of stocks does not rise. If this occurred, the Small-Cap Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Small-Cap Series in the opposite direction to the market would be likely to occur for only a short period or to a small degree.

Unless the Small-Cap Series has other liquid assets that are sufficient to satisfy the exercise of a call, the Small-Cap Series would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Small-Cap Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Small-Cap Series has written a call, there is also a risk that the market may decline between the time the call is written and the time the Small-Cap Series is able to sell stocks in its portfolio. As with stock options, the Small-Cap Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Small-Cap Series would be able to deliver the underlying securities in settlement, the Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Small-Cap Series has written is "covered" by an index call held by the Small-Cap Series with the same strike price, the Small-Cap Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Small-Cap Series exercises the call it holds or the time the Small-Cap Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

Special Risks of Purchasing Puts and Calls on Indices. If the Small-Cap Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Small-Cap Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

                                       2.
                             Directors and Officers

The following directors are partners of Lord, Abbett & Co. ("Lord Abbett"), General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and directors/trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plans described in the Prospectus.

Robert S. Dow, age 53, Chairman and President
E. Wayne Nordberg, age 59, Vice President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, formerly President and Chief Operating Officer of Home Box Office, Inc. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, he was Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 64.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company. Age 69.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue

New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the equity-based benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors/trustees. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                   For the Fiscal Year Ended November 30, 1997

      (1)                   (2)               (3)                  (4)

                                           Pension or
                                           Retirement        For Year Ended
                                           Benefits          December 31, 1997
                                           Accrued by the    Total Compensation
                                           Fund and          Accrued by the
                        Aggregate          Twelve Other      Fund and Twelve
                        Compensation       Lord Abbett-      Other Lord
                        Accrued by         sponsored         Abbett-sponsored
Name of Director        the Fund(1)        Funds(2)          Funds(3)
----------------        ------------       --------------    ------------------

E. Thayer Bigelow       $____              $17,068           $ 56,000
Stewart S. Dixon        $____              $32,190           $ 55,000
John C. Jansing         $____              $45,085(4)        $ 55,000
C. Alan MacDonald       $____              $30,703           $ 57,400
Hansel B. Millican, Jr. $____              $37,747           $ 55,000
Thomas J. Neff          $____              $19,853           $ 56,000


1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended October 31, 1997 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997. The amounts of the aggregate compensation payable by the Fund as of November 30, 1997 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $240; Mr. Dixon, $0; Mr. Jansing, $232; Mr. MacDonald, $0; Mr. Millican, $236; and Mr. Neff, $240. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of ___________, 1997 each would own, the following: Mr. Bigelow, _____ shares; Mr. Dixon, ______ shares; Mr. Jansing, ______ shares; Mr. MacDonald, ______ shares; Mr. Millican, ____shares; and Mr. Neff, ______ shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Ms. Foster, Messrs. Hilstad, Morris, Noelke and Walsh are partners of Lord Abbett; the others are employees: Robert G. Morris, age 53, Executive Vice President; Robert P. Fetch, age 45, Executive Vice President (with Lord Abbett since 1995; formerly Managing Director at Prudential Investment Advisors); Paul A. Hilstad, age 55, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Stephen I. Allen, age 44; Zane Brown, age 46, Daniel E. Carper, age 46; Daria L. Foster, age 43; Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.); Thomas F. Konop, age 55; Gregory M. Macosko, age 51 (with Lord Abbett since 1996; formerly Portfolio Manager and Analyst at Royce Associates); Robert J. Noelke, age 41; A. Edward Oberhaus, age 38; Keith F. O'Connor, age 42; John J. Walsh, age 62, Vice Presidents; and Donna M. McManus, age 37, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the "Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of March 1, 1998 our officers and directors as a group owned less than 1% of our outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Ten of the twelve general partners of Lord Abbett are officers and/or trustees of the Fund and are identified as follows: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Daria L. Foster, Paul A. Hilstad, Robert G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. The other general partners of Lord Abbett who are neither officers nor trustees of the Fund are W. Thomas Hudson and Michael McLaughlin.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of each Series' average daily net assets. In addition we are obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions. For the fiscal years ended November 30, 1995 and 1994, although not obligated to, Lord Abbett assumed the above-mentioned expenses of the Large-Cap Series, in the amount of $18,000 for each year.

Although not obligated to do so, Lord Abbett waived all of its management fees with respect to the Large-Cap Series for the fiscal years ended November 30, 1995 and a portion of its fee for the fiscal year ended 1996. Absent such waiver the management fees for the fiscal years ended November 30, 1995 and 1996 would have been $50,255 and $78,668 respectively. For the fiscal years ended November 30, 1996 and 1997 Lord Abbett received $38,364 and $334,394 respectively in management fees with respect to the Large-Cap Series.

For the period December 13, 1995 (commencement of operations) to November 30, 1996, Lord Abbett waived $24,461 in management fees with respect to the Small-Cap Series. For the same time period, Lord Abbett did not receive management fees with respect to the Small-Cap Series. For the fiscal year ended November 30, 1997, Lord Abbett received $1,075,019 in management fees with respect to Small-Cap Series.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10268, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced

Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the fiscal years ended November 30, 1995, 1996 and 1997 we paid total commissions to independent broker-dealers of $7,832, $28,649 and $88,234 for the Large-Cap Series, respectively. For the period December 13, 1995 (commencement of operations) to November 30, 1996 and fiscal year ended November 30, 1997, we paid total commissions to independent broker-dealers of $45,266 and $1,812,425 for the Small-Cap Series.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The net asset value per share for the Class B and C shares will be determined in the same manner as for the Class A shares (net assets divided by shares outstanding).

The maximum offering price of Class A shares of the Large-Cap Series on November 30, 1997 was computed as follows:

Class A

Net asset value per share (net assets divided
by shares  outstanding) ............................. $20.08

Maximum offering price per share (net asset
value  divided by .9425) ............................ $21.31

The maximum offering price of Class A shares of the Small-Cap Series on November 30, 1997 was computed as follows:

                                                      Class A
                                                      -------
Net asset value per share (net assets divided
by shares outstanding) .............................  $16.56

Maximum offering price per share (net asset
value  divided  by .9425) ) ........................  $17.57

Our Class B and C shares will be offered at net asset value.

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years Lord Abbett, as the Fund's principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

Large-Cap Series
                                    Year Ended November 30,
                                    -----------------------
                                    1997               1996
                                    ----               ----

Gross sales charge               $1,005,548            $270,755
Amount allowed to dealers          $864,739            $234,486
                                 ----------          ----------

Net commissions
received by
Lord Abbett                        $140,809             $36,269
                                 ==========          ==========

Small-Cap Series
                                                    Period December 13, 1995
                           Year Ended               (commencement of operations)
                           November 30, 1997        to November 30, 1996
                           -----------------        --------------------

Gross sales charge         $7,021,169               $46,090
Amount allowed to dealers  $6,026,914               $39,745
                           ----------               -------

Net commissions
received by
Lord Abbett                $  994,255               $ 6,345
                           ==========               =======

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Fund offers investors five different classes of shares. This Prospectus offers four of those classes designated Class A, B and C. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares of the Large-Cap Series are subject to service and distribution fees that are currently estimated to total annually approximately ____ of 1% of the annual net asset value of the Class A shares. Class A shares of the Small-Cap Series are subject to service and distribution fees that are currently estimated to total annually approximately ____ of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A, B and C Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted on behalf of each class of each Series, a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act: the "A Plans", the "B Plans" and the "C Plans", respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. The C Plan went into effect on April 1, 1997. Lord Abbett used all amounts received under each A Plan for payments to dealers for (i) providing continuous services to the Class A shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class A shares of each Series.

The fees payable under the A Plan, B Plan and C Plan are described in the Prospectus. For the fiscal year ended November 30, 1997 fees paid to dealers under the A Plans for the Large-Cap Series were $73,684 and for the Small-Cap Series were $236,338.

For the fiscal year ended November 30, 1997 fees paid to dealers under the B Plans for the Large-Cap Series were $133,177 and for the Small-Cap Series were $594,944.

For the fiscal year ended November 30, 1997 fees paid to dealers under the C Plans for the Large-Cap Series were $4,548 and for the Small-Cap Series were $111,432.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable Class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on (a) the aggregate dollar amount of your account, in the case of Class A shares, and (b) the percentage of each share redeemed, in the case of class B and C shares, representing an increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

Class A Shares. As stated in the Prospectus, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                 Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted     on Redemptions (As % of Amount
                                          Subject to Charge)
Before the 1st .....................................  5.0%
On the 1st, before the 2nd .........................  4.0%
On the 2nd, before the 3rd .........................  3.0%
On the 3rd, before the 4th .........................  3.0%
On the 4th, before the 5th .........................  2.0%
On the 5th, before the 6th .........................  1.0%
On or after the 6th anniversary ....................  None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Series' Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSC's described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings,
(ii) in connection with mandatory distribution under 403(b) plans and IRAs and
(iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Series being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of each Series' shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization, and (h) through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 month's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, the CDSC will be waived for redemptions of 12% or less per year and for redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

Each Series computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Series' investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Series' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the method to compute average annual compounded total return described above, for the Class A shares of the Large-Cap Series for each of the two fiscal years ending November 30, 1996 and 1997, and the life-of-Series periods (from commencement of operations on June 3, 1992 through November 30, 1997) assuming a $1,000 investment at the beginning of the period, the average annual rates of total return were 13.00%, 23.75% and 18.67% and the redeemable values amounted to $_____, $______ and $_____ respectively. With respect to Class A shares of the Small-Cap Series for the fiscal year ended November 30, 1997 and for the life-of-Series, (commencement of operations December 13, 1995 through November 30, 1996) assuming a $1,000 investment at the beginning of the period, the average annual rate of total return was 30.00% and ______% and the redeemable value amounted to $______ and $______respectively.

Our yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for a class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Series' investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by each Series or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of a Series' shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Series will be subject to a four-percent nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. Each Series intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

The writing of call options and other investment techniques and practices which each Series may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by a Series. Such transactions may increase the amount of short-term capital gain realized by each Series, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict each Series' ability to engage in transactions in options.

Certain futures contracts and certain listed options held by a Series will be required to be "marked to market" for federal income tax purpose, i.e., treated as having been sold at their fair market value on the last day of the Series' taxable year (referred to as Section 1256 Contracts). sixty percent of any gain or loss recognized on actual or deemed sales of such Section 1256 Contracts will be treated as long-term capital gain or loss, and 40% of such gain or loss will be treated as short-term capital gain or loss. The Series may be required to defer the recognition of losses on securities and options and futures contracts to the extent of any recognized gain on offsetting positions held by the Series.

As described in the Prospectus under "How We Invest - Risk Factors," each Series may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that shareholders of each Series who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by each Series.

Gains and losses realized by each Series on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If either Series purchases shares in certain foreign investment entities, called "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Series to its shareholders. Additional charges in the nature of interest may be imposed on either the Series or its shareholders in respect to deferred taxes arising from such distributions or gains.

If either Series were to invest in a passive foreign investment company with respect to which a Series elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Series might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing series, even if such amount were not distributed to a Series.

Dividends paid by a Series will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax advisor regarding U.S. and foreign tax consequences of the ownership of shares of a Series, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States gift and estate taxes to non-United States persons who own Series shares.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended November 30, 1997 and the opinion thereon of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1997 Annual Report to Shareholders of the Lord Abbett Research Fund, Inc., are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C OTHER INFORMATION

Item 24. Financial Statements and Exhibits

            (a) Financial Statements

                  Part A - Financial Highlights for the fiscal years ended November 30, 1995, 1996 and 1997 - Large-Cap Series and for the period December 13,1995 (commencement of operations) to November 30, 1996 and fiscal year end November 30, 1997 - Small-Cap Series.

                  Part B - Statement of Net Assets at November 30, 1997. Statement of Operations at November 30, 1997.

            (b) Exhibits -

            99.B1  Articles Supplementary*
            99.B11 Consent of Deloitte & Touche**
            99.B16 Computation of Performance and Yield*
            99.B18 Form of Plan entered into by Registrant pursuant to Rule
                   18f-3**

      *     Filed herewith.
      **    Incorporated  by reference to  Post-Effective  Amendment No.
            12 to the  Registration  Statement  on  Form  N-1A  of  Lord
            Abbett Investment Trust (File No. 811-7988).
      ***   To Be Filed.

            Exhibit items not listed above have either already been filed or are not applicable.

Item 25. Person Controlled by or Under Common Control with Registrant

                  None.

Item 26.    Number of Record Holders of Securities

            As of March 6, 1998:

            Large-Cap -  4,103 (Class A)
                         2,139 (Class B)
                           483 (Class C)

            Small-Cap - 22,206 (Class A)
                        16,081 (Class B)
                         4,199 (Class C)

Item 27.    Indemnification

            Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-727 of the New York Business Corporation Law.

            The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

            In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non- interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

            Lord, Abbett & Co. acts as investment advisor for twelve, other open-end investment companies (of which it is principal underwriter for thirteen), and as investment adviser to approximately 6,220 private accounts as of December 31, 1997. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

                  John J. Walsh
                  Trustee
                  The Brooklyn Hospital Center
                  100 Parkside Avenue
                  Brooklyn, N.Y.

Item 29. Principal Underwriter

           (a)    Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Mid-Cap Value Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett U. S. Government Securities Money Market
                  Fund, Inc.
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett Equity Fund
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett Securities Trust
                  Lord Abbett Investment Trust

                  Investment Advisor
                  American Skandia Trust (Lord Abbett Growth and Income
                  Portfolio)

           (b)    The partners of Lord, Abbett & Co. are:

           Name and Principal       Positions and Offices
           Business Address (1)     with Registrant
           --------------------     ---------------------

           Robert S. Dow            Chairman and President
           Paul A. Hilstad          Vice President & Secretary
           Stephen I. Allen         Vice President
           Zane E. Brown            Vice President
           Daniel E. Carper         Vice President
           Daria L. Foster          Vice President
           Robert G. Morris         Vice President
           Robert J. Noelke         Vice President
           E. Wayne Nordberg        Vice President
           John J. Walsh            Vice President

            The other general partners of Lord, Abbett & Co. who are neither officers nor directors of the Registrant are W. Thomas Hudson and Michael McLaughlin.

            (1) Each of the above has a principal business address 767 Fifth
                Avenue, New York, NY 10153

            (c) Not applicable

Item 30. Location of Accounts and Records

            Registrant maintains the records, required by Rules 31a - 1(a) and
            (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31. Management Services

            None

Item 32. Undertakings

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 18th day of March 1998.



                                          LORD ABBETT RESEARCH FUND, INC.


                                       By s/Robert S. Dow
                                          ---------------------------------
                                           Robert S. Dow,
                                           Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                   Chairman, President
s/Robert S. Dow                    and Director                  March 18, 1998
-------------------------     --------------------------    --------------------
Robert S. Dow                          (Title)                            (Date)


                                   Vice President and
s/Keith F. O'Connor                Chief Financial Officer       March 18, 1998
-------------------------     --------------------------    --------------------
Keith F. O'Connor                      (Title)                            (Date)


s/E. Wayne Nordberg                Director                      March 18, 1998
-------------------------     --------------------------    --------------------
E. Wayne Nordberg                      (Title)                            (Date)


s/Stewart S. Dixon                 Director                      March 18, 1998
-------------------------     --------------------------    --------------------
Stewart S. Dixon                      (Title)                             (Date)


s/John C. Jansing                  Director                     March 18, 1998
-------------------------     --------------------------    --------------------
John C. Jansing                       (Title)                             (Date)


s/C. Alan MacDonald                Director                     March 18, 1998
-------------------------     --------------------------    --------------------
C. Alan MacDonald                     (Title)                             (Date)


s/Hansel B. Millican               Director                      March 18, 1998
-------------------------     --------------------------    --------------------
Hansel B. Millican, Jr.               (Title)                             (Date)


s/Thomas J. Neff                   Director                      March 18, 1998
-------------------------     --------------------------    --------------------
Thomas J. Neff                        (Title)                             (Date)


s/E. Thayer Bigelow                Director                      March 18, 1998
-------------------------     --------------------------    --------------------
E. Thayer Bigelow                     (Title)                             (Date)